SEI INSTITUTIONAL MANAGED TRUST

Multi-Asset Inflation Managed Fund (the "Fund")

Supplement Dated September 27, 2013
to the Prospectus dated January 31, 2013

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes to the Fund.

Change in Principal Investment Strategies

Under the heading "Principal Investment Strategies," in the Fund Summary for the Multi-Asset Inflation Managed Fund, the following paragraph is hereby added as the last paragraph:

The Sub-Adviser(s) may engage in short sales in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When a Sub-Adviser(s) sells securities short, it may invest the proceeds from the short sales in an attempt to enhance returns. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

Change in Sub-Advisers

Under the heading "Multi-Asset Inflation Managed Fund," under the sub-section entitled "Sub-Advisers and Portfolio Managers," in the section entitled "Investment Adviser and Sub-Advisers," the following paragraph is hereby added in the appropriate alphabetical order thereof:

INFLATION COMMODITY STRATEGY SUBSIDIARY LTD.—Cohen & Steers Capital Management, Inc.: Cohen & Steers Capital Management, Inc. (Cohen & Steers) located at 280 Park Avenue, 10th Floor, New York, New York 10017, serves as Sub-Adviser to Inflation Commodity Strategy Subsidiary Ltd., a wholly owned subsidiary of the Multi-Asset Inflation Managed Fund organized under the laws of the Cayman Islands. Nick Koutsoftas, Senior Vice President, is co-portfolio manager of Cohen & Steers' active commodities portfolios. He has 18 years of investment experience. Mr. Koutsoftas was previously senior vice president and co-portfolio manager at GE Asset Management, as head of the Active Commodities strategy since its 2006 inception. He joined GE Asset Management in 1999 and began his career at GE in 1995. Ben Ross, Senior Vice President, is co-portfolio manager of Cohen & Steers' active commodities portfolios. He has 19 years of investment experience. Prior to joining Cohen & Steers, Mr. Ross worked at GE Asset Management and was co-portfolio manager with Mr. Koutsoftas of the GE Active Commodities strategy since its inception in 2006. Earlier, Mr. Ross was a Senior Trader at GE Asset Management, leading the international equity trading desk. Before joining GE in 1996, he worked at State Street Bank & Trust. Messrs. Koutsoftas and Ross lead the Cohen & Steers Active Commodities investment team, overseeing the commodities research and investment efforts. They have full discretion for portfolio investment decisions and have a seven-year track record working together managing an active fundamental commodity futures strategy. The team joined the firm on April 8, 2013.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-837 (9/13)

SEI INSTITUTIONAL MANAGED TRUST

Multi-Asset Inflation Managed Fund (the "Fund")

Supplement Dated September 27, 2013
to the Statement of Additional Information ("SAI") dated January 31, 2013

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes to the Fund.

Change in Principal Investment Strategies

Under the section "Multi-Asset Inflation Managed Fund," under the heading "Investment Objectives and Policies," the following paragraph is hereby added as the last paragraph:

The Sub-Adviser(s) may engage in short sales in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When a Sub-Adviser(s) sells securities short, it may invest the proceeds from the short sales in an attempt to enhance returns. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

Change in Sub-Advisers

Under the sub-heading "The Sub-Advisers", under the heading "The Adviser and Sub-Advisers," the following paragraph is hereby added in the appropriate alphabetical order thereof:

COHEN & STEERS CAPITAL MANAGEMENT, INC.—Cohen & Steers Capital Management, Inc. ("Cohen & Steers") serves as a Sub-Adviser to a portion of the assets of the Inflation Commodity Strategy Subsidiary Ltd., a wholly owned subsidiary of the Multi-Asset Inflation Managed Fund. Cohen & Steers is a wholly owned subsidiary of Cohen & Steers, Inc., a public company (NYSE ticker: CNS). As of June 30, 2013, Martin Cohen and Robert Steers, directors, co-chairmen and co-chief executive officers of the firm, own approximately 26.5% and 27.2% of Cohen & Steers Inc.'s common stock and voting rights, respectively. The remainder is held by other Cohen & Steers employees and the public.

In addition, under the sub-heading "Portfolio Management," under the heading "The Adviser and Sub-Advisers," the following paragraphs are hereby added in the appropriate alphabetical order thereof:

Cohen & Steers

Compensation.  SIMC pays Cohen & Steers a fee based on the assets under management of the Inflation Commodity Strategy Subsidiary Ltd., a wholly owned subsidiary of the Multi-Asset Inflation Managed Fund, as set forth in an investment sub-advisory agreement between Cohen & Steers and SIMC. Cohen & Steers pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Inflation Commodity Strategy Subsidiary Ltd. The following information relates to the period ended July 1, 2013.

Compensation of portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of Cohen & Steers, Inc. ("CNS"). All investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS. Cohen & Steers and CNS compensate their portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager compared with appropriate peer groups or benchmarks. Cohen & Steers uses a variety of benchmarks to evaluate the portfolio managers' performance for compensation purposes.

In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the funds' and accounts' success in achieving this objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of Cohen & Steers and affiliates varies in line with the portfolio manager's seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Cohen & Steers and CNS. While the annual salaries of Cohen & Steers' portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year-to-year, based on changes in manager performance and other factors.

The firm uses McLagan to benchmark compensation relative to market comparables, and Cohen & Steers' goal is to be in the top quartile relative to that survey.

In addition, all employees may voluntarily defer up to 25% of their bonus to the optional Stock Purchase Program under the Stock Incentive Plan. All employees are eligible to participate in a stock purchase plan as well, whereby employees may purchase the firm's common stock at a 15% discount. A significant amount of the firm's equity is held by employees.

Ownership of Fund Shares. As of September 1, 2013, Cohen & Steers' portfolio managers did not beneficially own any shares of the Inflation Commodity Strategy Subsidiary Ltd.

Other Accounts. As of August 31, 2013, in addition to Inflation Commodity Strategy Subsidiary Ltd., Cohen & Steers ' portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Nick Koutsoftas	1	$96.6	1	$9.6	0	$0
Ben Ross	1	$96.6	1	$9.6	0	$0

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest: Cohen & Steers does not foresee any material conflicts of interest that may arise with the portfolio managers' simultaneous management of the Inflation Commodity Strategy Subsidiary Ltd. and other accounts.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-838 (9/13)